EXHIBIT 10.29

August 19, 2004

Amendment No. 1

To

The Uranium Supply Contract dated January 13, 2004 between ITOCHU Corporation and URI, Inc.

Pursuant to ITOCHU Corporation (Buyer)’s revised proposal dated August 6, 2004 and URI, Inc. (Seller)’s acceptance dated August 18, 2004, (copies attached) the parties hereby agree to amend the above referenced Contract as follows:

Buyer and Seller agree to advance a portion of the 2005 Annual Quantity as set forth under Article 2.1 (herein designated by Buyer to be a total of 345,000 pounds U3O8) to 2004 accordingly:

1.              2004 Delivery Schedule and Quantity:

October, 2004:	66,000 pounds U3O8, +/- 15%

November, 2004	66,000 pounds U3O8, +/- 15%

December, 2004	99,000 pounds U3O8, +/- 15%
Total:	231,000 pounds U3O8, +/- 15%

2.              Remaining Annual Quantity:

That portion of the 2005 Annual Quantity not advanced pursuant to 1 above (345,000 pounds U3O8 less 231,000 pounds U3O8 [+/- 15%]) shall be delivered to Buyer no later than March 31, 2005.

3.              Timing of Deliveries and Quantity Flexibility

The timing of the deliveries and the quantity flexibility (+/- 15%) within the periods specified in items 2 and 3 above will be at the Sellers discretion.  The Seller agrees to notify the Buyer of the timing and quantity of each such delivery no later than seven (7) days prior to the date of each delivery.

4.              Delivery Location:

Seller shall deliver the U3O8 quantities set forth under items 1 and 2 above to Buyer’s account at ConverDyn.

5.              Price:

A.            For all U3O8 delivered to Buyer under item 1 above, the price paid to       Seller shall be US$13.95 per pound U3O8, fixed, and

B.            For all U3O8 delivered to Buyer under item 2 above, the price paid to Seller shall be US$14.01 per pound U3O8, fixed.

6.              Payment:

Payment to Seller shall be made by Buyer within 3 business days of each Delivery, subject to Buyer’s receipt of ConverDyn’s Delivery confirmation notice and Seller’s invoice.

All other terms and conditions of the above referenced Contract remain unchanged. Upon execution, this Amendment shall be effective as of the date first written above.

Agreed to by Buyer	Agreed to by Seller

Name	Name

Title	Title